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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                     United American Healthcare Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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[UNITED AMERICAN HEALTHCARE CORPORATION LOGO]

                     1155 Brewery Park Boulevard, Suite 200
                            Detroit, Michigan 48207
                                 (313) 393-0200

                           PROXY STATEMENT SUPPLEMENT

Dear Shareholder:

     The 2001 Annual Meeting of Shareholders of United American Healthcare Corporation is scheduled for 10:30 a.m., Detroit Time, November 30, 2001, at the Atheneum Suite Hotel, 1000 Brush Avenue, Detroit, Michigan. You previously received the Company's Proxy Statement relating to the solicitation of proxies by the Board of Directors for the Annual Meeting and the Company's 2001 Annual Report.

     YOUR VOTE IS IMPORTANT. IF YOU HAVE NOT ALREADY DONE SO, PLEASE SUBMIT YOUR PROXY BY MAILING YOUR PROXY CARD PREVIOUSLY PROVIDED. For the reasons set forth in the Proxy Statement, the Board of Directors recommends that you vote "FOR" the only proposal, ratification of the appointment of KPMG LLP as our independent auditors for fiscal year 2002.

     The Company's Proxy Statement is hereby supplemented with the following information regarding two notices the Company has received from shareholders of their intent to nominate certain candidates for election as Directors at the 2001 Annual Meeting (see pages 2 through 4). THIS SUPPLEMENT IS PURELY INFORMATIONAL, AND NEITHER THE COMPANY NOR ITS BOARD OF DIRECTORS MAKES ANY RECOMMENDATION FOR, AGAINST OR IN REGARD TO ANY OF THE POTENTIAL NOMINEES DESCRIBED UNDER HEADINGS A AND B BELOW. THIS IS EXPRESSLY NOT A SOLICITATION OF YOUR VOTE FOR ANY OF SUCH PERSONS. IN NO EVENT WILL THE PERSONS NAMED IN THE FORM OF PROXY PROVIDED WITH THE COMPANY'S PROXY STATEMENT VOTE ANY SHARES REPRESENTED BY SUCH PROXIES FOR THE ELECTION OF ANY NOMINEES.

                                          Sincerely,

                                          /s/ Gregory H. Moses, Jr.
                                          Gregory H. Moses, Jr.
                                          President and Chief Executive Officer
Detroit, Michigan
November 9, 2001

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                            SUPPLEMENTAL INFORMATION

     The Company's Proxy Statement listed no nominees for election as Directors at the 2001 Annual Meeting because a majority of the Board of Directors had not approved any nominees as of October 29, 2001. The Company's Proxy Statement stated there would only be an election of Directors at the 2001 Annual Meeting if at least four Director candidates are validly nominated by shareholders.

     Under the Company's bylaws, it is a prerequisite to the validity of any such nomination by a shareholder that the Secretary of the Company must have received from the shareholder by the close of business on November 8, 2001 a written notice of the shareholder's intent to appear at the 2001 Annual Meeting to make such nomination. The bylaws also require certain other information about the shareholder and the intended nominees to be set forth in such notice.

     THE INFORMATION SET FORTH BELOW IS DERIVED ENTIRELY FROM THE TWO NOTICES OF INTENT RECEIVED BY THE SECRETARY OF THE COMPANY FROM THE SHAREHOLDERS IDENTIFIED BELOW. THE COMPANY AND ITS BOARD OF DIRECTORS MAKE NO REPRESENTATION AS TO, AND ARE NOT RESPONSIBLE FOR THE ACCURACY OR COMPLETENESS OF, ANY OF SUCH INFORMATION.

     A.  NOTICE OF INTENT FROM SHAREHOLDERS
       RICHARD M. BROWN, D.O. AND DARREL W. FRANCIS

     Richard M. Brown, D.O. and Darrel W. Francis have notified the Secretary of the Company of their intent to appear in person or by proxy at the 2001 Annual Meeting of Shareholders to nominate Linda A. Watters, Ronald E. Hall, Sr., Peter
F. Hurst, Jr. and Richard M. Brown, D.O. as Directors of the Company, to hold office until the Annual Meeting of Shareholders in 2004 or until their successors are elected and qualified. Dr. Brown and Mr. Francis have provided the following descriptive information about their intended nominees.

     LINDA A. WATTERS, 48, has served the Company as a Director since July 2000. She has been President and Chief Executive Officer of Detroit Commerce Bank since July 1998. From 1988 to 1996, she held a number of positions at Comerica Bank, first as a Loan Analyst and ultimately as a Vice President in the Corporate Banking Division. From 1980 to 1987, Ms. Watters worked in finance and marketing for General Motors Corporation. She also is a Director of Detroit Commerce Bank, which bank is an affiliate of Capitol Bancorp Ltd.

     RONALD E. HALL, SR., 58, has been President, Chief Executive Officer and majority owner of Bridgewater Interiors, LLC in Detroit, Michigan since 1998. Bridgewater Interiors is a major supplier of seating systems to the automotive industry and is the 11th largest African-American owned business in the United States (source: Black Enterprise magazine). From 1992 to October 1998, Mr. Hall served as President of the Michigan Minority Business Development Council. Prior to that, he was an executive with New Detroit, Inc. and owned and operated several of his own businesses. Mr. Hall is a member of the Board of Directors of St. John Hospital and Medical Center in Detroit, Michigan, the American Diabetes Association of Michigan, 100 Black Men, the Native American Business Alliance and the Detroit Empowerment Zone. He is a former member of the Detroit Casino Advisory Committee and past Chairman of the Southeastern Michigan Junior Achievement.

     PETER F. HURST, JR., 46, has been Chairman, President and Chief Executive Officer of Urban Financial Group, a Bridgeport, Connecticut bank holding company, and The Community's Bank, a Connecticut chartered commercial bank, since March 2000. From March 1998 to March 2000, he served as President of Hurst Capital Partners in New York, a financial advisory and merchant banking firm. From 1994 to March 1998, he was Co-Chairman of Bahia Partners, Inc. and Co-President and Managing Director of Bahia Advisors, both in New York. From 1988 to 1994, he was Senior Vice President in the Corporate Finance

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Group and the Financial Institutions Group of Dean Witter Reynolds in New York.
Earlier, he served in the Office of the Federal Reserve Board in Washington, D.C. and as an attorney with the Washington, D.C. law firm of Steptoe & Johnson. He is a Trustee of the Community Service Society of New York and recently completed a term as trustee of the University of Scranton, Scranton, Pennsylvania. Mr. Hurst has served on the Advisory Board of Republic New York Corporation, a bank holding company, and was previously a director of Brooklyn Bancorp and its subsidiary, Crossland Federal Savings Bank.

     RICHARD M. BROWN, D.O., 66, is a practicing physician and has been President of Park Family Health Care based in Detroit, Michigan since 1995. From 1996 to 1999, he was Medical Director of Prime Care Medical Centers based in Detroit, Michigan and, from 1987 to 1995, was Vice President of Ambulatory Care Services, Michigan Health Care Corporation. During his career, he has also served as Chief of Staff of the following hospitals in Michigan: Michigan Health Center, Detroit Central Hospital, Botsford General Hospital and Zeiger Osteopathic Hospital. Dr. Brown has been a delegate to the American Osteopathic Association since 1989 and to the Michigan Association of Osteopathic Physicians and Surgeons since 1986. He is a Board member of the Barbara Ann Karmanos Cancer Institute and the University of Osteopathic Medicine and Health Services in Des Moines, Iowa. He is also a Director and former President of Congregation Shaarey Zedek in Southfield, Michigan. Dr. Brown is a former trustee of OmniCare Health Plan of Michigan. He is the largest individual shareholder of United American Healthcare Corporation as of October 15, 2001.

     Detailed information concerning the beneficial ownership of shares of the Company's outstanding Common Stock as of October 15, 2001 by each of Dr. Brown and Ms. Watters is set forth in the Company's Proxy Statement. Messrs. Hall and Hurst each beneficially owned no Company Common Stock as of that date.

     B.  NOTICE OF INTENT FROM SHAREHOLDER
       HARCOURT G. HARRIS, M.D., TRUSTEE OF THE
       HARCOURT G. HARRIS REVOCABLE LIVING TRUST
       DATED JANUARY 23, 1991

     Harcourt G. Harris, M.D., Trustee of the Harcourt G. Harris Revocable Living Trust dated January 23, 1991, has notified the Secretary of the Company of his intent to appear in person or by proxy at the 2001 Annual Meeting of Shareholders to nominate Anita C. R. Gorham, Harcourt G. Harris, M.D., Ronald M. Horwitz, PhD, and Harold M. Montgomery, CPA, as Directors of the Company, to hold office until the Annual Meeting of Shareholders in 2004 or until their successors are elected and qualified. Dr. Harris has provided the following descriptive information about his intended nominees.

     ANITA C. R. GORHAM, 60, has served the Company as a Director and as the Company's Secretary since 1984. Ms. Gorham was a member of the Board of Trustees of OmniCare Health Plan of Michigan ("OmniCare-MI"), one of the Company's managed HMOs, until July 31, 2001. She has been employed since 1987 by Central Michigan University, currently as Associate Director, Education and Professional Development and a faculty member, and previously as Academic Advisor and Regional Manager of Academic Services. Ms. Gorham also is a faculty member at Davenport University, formerly Detroit College of Business.

     HARCOURT G. HARRIS, M.D., 73, has served the Company as a Director since 1985. He is a Vice Chairman of the Board of Directors of the Company. He was Chairman of the Board of Trustees of OmniCare-MI, one of the Company's managed HMOs, from December 1992 until July 31, 2001. Dr. Harris, now retired, was in the private practice of medicine for thirty years, specializing in internal medicine.

     RONALD M. HORWITZ, PhD, 63, has served the Company as a Director since 1997. He has been a professor of Finance at Oakland University since 1991, where he also served as Acting Vice President for Academic

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Affairs in 1992-93 and as Dean of the School of Business Administration from
1979 to 1990. Dr. Horwitz also is the Principal of Ronald M. Horwitz and Assoc., Financial Consultants.

     HAROLD M. MONTGOMERY, CPA, 51, has been President of Montgomery & Associates, P.C., a general practice accounting and tax firm since 1987. Mr. Montgomery also is a registered investment advisor and a registered representative with HD Vest, a Wells Fargo brokerage firm.

     Detailed information concerning the beneficial ownership of shares of the Company's outstanding Common Stock as of October 15, 2001 by each of Ms. Gorham, Dr. Harris and Dr. Horwitz is set forth in the Company's Proxy Statement. Mr. Montgomery beneficially owned no Company Common Stock as of that date.
                            ------------------------

Dated: November 9, 2001

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